Exhibit 10.64

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

AMENDMENT NO. 4

TO THE

SUPPLY AND LICENSE AGREEMENT

BY AND BETWEEN

HESKA CORPORATION

AND

INTERVET INC., d/b/a MERCK ANIMAL HEALTH

This AMENDMENT NO. 4, dated as of this 9th day of December, 2013 (“Amendment No. 4”), to the Supply and License Agreement, dated as of August 1, 2003, as amended by that certain Amendment No.1, dated as of August 31, 2005, that certain Amendment No. 2, dated as of December 7, 2011 and that certain Amendment No. 3, dated as of July 30, 2013 (“Amendment No. 3”) (collectively, the “Agreement”), is made by and between INTERVET INC., d/b/a MERCK ANIMAL HEALTH (“MAH”), and HESKA CORPORATION (“Heska”).

RECITALS:

WHEREAS, MAH (formerly called Schering-Plough Animal Health Corporation) and Heska entered into the Agreement to, among other things, provide for the supply by Heska to MAH of certain veterinary products; and

WHEREAS, MAH and Heska desire to amend the Agreement to, among other things, modify certain provisions of the Agreement and change the term of the Agreement.

NOW, THEREFORE, MAH and Heska hereby agree to amend the Agreement as follows:

1.           Unless otherwise defined herein, each of the capitalized terms used in this Amendment shall have the meaning ascribed to it in the Agreement. Any references to “Schering” in the Agreement and in the amended language of the Agreement contained in this Amendment No. 4 shall be deemed to refer to MAH.

2.           Section 1.15 of the Agreement is hereby deleted in its entirety and replaced with the following:

“Territory” shall mean (a) the United States, (b) Canada and (c) their respective territories, commonwealths and possessions.”

3.           The first sentence of Section 2.7 of the Agreement is hereby deleted in its entirety and replaced with the following:

“During the term of this Agreement, Schering agrees to purchase the minimum dollar amounts of Product identified as the Annual Minimum Purchase Requirement in Appendix A for each Calendar Year.”

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked “[***]” in this exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

4.           The last sentence of Section 2.7 of the Agreement is hereby deleted in its entirety and replaced with the following:

“If Schering fails to purchase enough Product in a Calendar Year to satisfy the Annual Minimum Purchase Requirement for that Calendar Year, then Schering may pay to Heska the amount of the shortfall, in which case this Agreement will continue as if Schering had met the Annual Minimum Purchase Requirement. If Schering fails to purchase enough Product in a Calendar Year to satisfy the Annual Minimum Purchase Requirement for that Calendar Year, the Parties shall meet within thirty (30) days after the end of such Calendar Year to discuss in good faith the reasons behind the shortfall and possible adjustments to the Annual Minimum Purchase Requirements, which Heska may accept or reject in its sole discretion. Following such discussions, if Heska has not agreed, in its sole discretion, to change the Annual Minimum Purchase Requirement for the Calendar Year in question, and Schering fails to make the necessary shortfall payment within sixty (60) days following the end of such Calendar Year, then Heska has the right upon written notice to Schering, and as its sole and exclusive remedy, to convert this Agreement into a non-exclusive Agreement.  [***]

5.           Section 7.1 of the Agreement is hereby deleted in its entirety and replaced with the following”

“Unless terminated earlier as provided herein, this Agreement shall become effective as of the Effective Date and shall continue thereafter until December 31, 2023 (“Initial Term”). Following the Initial Term this Agreement shall automatically renew for additional terms of one (1) year each (each a “Renewal Term”) unless either party gives written notice of its intent not to renew not less than twelve (12) months prior to the end of the Initial Term or any Renewal Term.

6.           Amendment No. 3 is hereby terminated, and the amendments to the Agreement contained in such Amendment No. 3 are of no further force and effect.

7.           Effective upon January 1, 2014, Appendix A to the Agreement is hereby deleted in its entirety and replaced with Appendix A-1 attached hereto.

8.           Sections A.7, B.7 and C.7 of Appendix B are hereby each amended by deleting such sections in their entirety and replacing such sections with the following: “7. Expiration date to be twenty-four (24) months from date of manufacture; Heska shall use its best efforts to extend the expiration date to thirty (30) or more months, as determined by stability studies.”

9.           Section 5.1(c) of the Agreement is hereby amended to delete the following sentence in its entirety:

“Heska shall use best efforts to extent the expiration date to a total stated shelf life of HEARTGARD® Plus for drugs manufactured by Merial Limited, as determined by

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked “[***]” in this exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

stability studies, such studies to begin with the first three (3) lots of Product produced under this Agreement.”

10.           In consideration for the modifications of the Agreement described in this Amendment No. 4, and upon completion of the milestones set forth below (“Milestones”), MAH shall make milestone payments to Heska as follows:

Milestone Due Date	Milestone Description	Milestone Payment
Execution Date of Amendment No. 4	Reimbursement for prior Research and Development Expenses under the Agreement	[***]
Execution Date of Amendment No. 4	Consideration for Amendment No. 4	[***]
Thirty (30) month Product Dating
Achievement(1) of thirty (30) month expiration dating for the Product based on full shelf-life data on production batches obtained under a protocol approved in the application pursuant to 21 CFR 514.8(b)(4)(ii)(F)
[***]

MAH shall pay Heska such milestone payments within forty-five (45) days following achievement of the related Milestone. Heska shall provide to MAH documentation reasonably acceptable to MAH that the milestone has been achieved.

(1) Achievement of the Thirty (30) month Product Dating milestone shall be deemed to have occurred ten (10) business days after MAH’s receipt from Heska of documentation supporting such product dating change. During such ten (10) business day period, MAH may review, discuss, comment, and dialog with Heska regarding such documentation.

11.           The following shall be added as new Section 2.18:

“2.18  Supply  Following Transfer of ANADA. Notwithstanding anything to the contrary contained elsewhere in this Agreement, Heska agrees that if (i) the exclusive rights granted to Schering under Section 2.1 of this Agreement shall become non-exclusive for any reason, and (ii) Heska sells, assigns or otherwise transfers the ANADA covering the Product to any third-party, Heska will nonetheless continue to honor its obligation to supply (or cause to be supplied) Product to Schering on the terms and conditions hereof for the remainder of the Term.”

12.           Except as expressly modified by this Amendment, all other terms and conditions of the Agreement shall remain in full force and effect.

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked “[***]” in this exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

IN WITNESS WHEREOF, each of MAH and Heska has caused this Amendment to be executed by its respective duly authorized officer as of the date first above written.

  HESKA CORPORATION

By:           /s/ Michael J. McGinley
Name:      Michael J. McGinley
Title:        President, Biologicals, Pharmaceuticals

INTERVET INC.

By:           [***]
Name:  [***]
Title:    [***]

MAH Legal Department [***] 9DECEMBER2013

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked “[***]” in this exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

EXHIBIT A-1

PRICE, MINIMUM PURCHASE SIZE AND ANNUAL MINIMUM PURCHASE REQUIREMENT

1.
Pricing. The initial Product transfer price for all orders placed by MAH and delivered by Heska during a Calendar Year shall be volume-tiered as set forth below and based on MAH’s good faith forecast of projected purchases of Product for such Calendar Year provided to Heska pursuant to Section 2.2. [***]

Product Transfer Price:

	[***]	[***]	[***]	[***]
Small Tablets	[***[	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
Medium Tablets	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
Large Tablets	[***]	[***]	[***]	[***]

Prices and volumes are per Product packet, each packet consisting of six (6) tablets. MAH may order, and Heska will deliver, single-blister Small Tablets to be used as samples by MAH. The Product Transfer Price for such samples will be [***] per single tablet. Sample purchases will be included in the calculation of MAH’s Annual Minimum Purchase Requirements set forth in Section 3 of this Exhibit A-1.

Prices are for the packaging format currently in effect as of the effective date of this Amendment No. 4.  Packaging format changes required by the FDA or other regulatory authorities shall be paid for by Heska.  Packaging formats not required by the FDA or

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked “[***]” in this exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

other regulatory authorities and requested by MAH shall be the responsibility of MAH, and MAH shall reimburse Heska for its documented costs related to such changes in packaging format.

2.	Minimum Purchase Size:

a.	Small Tablets:	[***] packets
b.	Medium Tablets:	[***] packets
c.	Large Tablets:	[***] packets

3.	Annual Minimum Purchase Requirement Per Calendar Year:

a.	2014:	[***]

b.	2015:	[***]

c.	2016:	[***]

d.	2017:	[***]

e.	2018:	[***]

f.	2019+:	The annual minimum purchase requirement for each year going forward will [***]